EXHIBIT 32.1
                            CERTIFICATION PURSUANT TO
                                 18 U.S.C. 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report of URANIUM ENERGY CORP. (the "Company") on Form 10-KSB for the period ended December 31, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Amir Adnani, President/Chief Executive Officer of the Company and D. Bruce Horton, Treasurer/Chief Financial Officer of the Company , certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: March 29, 2006                     By: /s/ AMIR ADNANI
                                          ----------------------------------
                                              Amir Adnani, President/Chief
                                              Executive Officer



Dated: March 29, 2006                     By: /s/ D. BRUCE HORTON
                                          ----------------------------------
                                              D. Bruce Horton, Treasurer/Chief
                                              Financial Officer